UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2007

HERZFELD CARIBBEAN BASIN FUND, INC.
(Exact name of registrant as specified in its charter

Maryland	811-06445	65-0396889
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 161465, Miami, FL	33116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code,  305-271-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01

As previously reported, Mr. Albert Weintraub retired from his position as a director of the Board of Directors of the Company on July 23, 2007. On July 30, 2007, the Company notified the staff of Nasdaq that due to the retirement of Mr. Albert Weintraub as a director, the Company no longer complied with the Nasdaq’s audit committee composition requirements as set forth in Marketplace Rule 4350(d)(2) requiring an audit committee comprised of three independent directors. On July 31, 2007, the Nasdaq provided notice to the Fund acknowledging the Fund’s notification of its non-compliance and apprising the Fund of the cure period provided by Marketplace Rules 4350(c)(1) and 4350(d)(4). At a meeting of its board of directors and audit committee held on August 1, 2007, the Board elected Dr. Kay W. Tatum to the board of directors of the Fund and appointed Dr. Tatum to serve on the Fund’s audit committee, effective upon Dr. Tatum’s acceptance. The board of directors has determined that Dr. Tatum is an “audit committee financial expert” and “independent” as such terms are defined by Item 3 of Form N-CSR. In addition, the audit committee appointed Dr. Tatum as its chairperson, effective upon Dr. Tatum’s acceptance. On August 7, 2007, Dr. Tatum accepted her election to the board and appointment to the audit committee. Upon notification of these actions, the Nasdaq staff issued a letter on August 7, 2007 stating that the company now complies with the Marketplace Rule 4350 and that the matter is closed. The press release issued on August 7, 2007 announcing the election of Dr. Tatum to the Board of Directors is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 5.02

At a meeting of its board of directors and audit committee held on August 1, 2007, the Board elected Dr. Kay W. Tatum to the board of directors of the Fund and appointed Dr. Tatum to serve on the Fund’s audit committee, effective upon Dr. Tatum’s acceptance. In addition, the audit committee appointed Dr. Tatum as its chairperson, effective upon Dr. Tatum’s acceptance. On August 7, 2007, Dr. Tatum accepted her election to the board and appointment to the audit committee. Dr. Tatum will be presented to shareholders of the Company for election at the upcoming annual meeting of shareholders to be held in November 2007. The press release issued on August 7, 2007 announcing the election of Dr. Tatum to the Board of Directors is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit 99.1
Press release dated July 24, 2007 announcing the resignation of Mr. Albert Weintraub as a director of the Company was filed as Exhibit 99.1 to Form 8-K filed with the Securities and Exchange Commission on July 30, 2007 is incorporated herein by reference .

	Exhibit 99.2	Press release dated August 7, 2007 announcing the election of Dr. Kay W. Tatum as an independent director of the Company and a member of its audit committee is attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HERZFELD CARIBBEAN BASIN FUND, INC.

Date: August 7, 2007	/s/ Cecilia L. Gondor
Cecilia L. Gondor
Chief Compliance Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

Exhibit 99.2	Press release dated August 7, 2007 announcing the election of Dr. Kay W. Tatum as an independent director of the Company and a member of its audit committee.